Exhibit 99.1

©
A
Kevin P. Madden
Executive Vice President, External Affairs
Andrew W. Evans
Senior Vice President and Chief Financial Officer
Delivering On Our Long-Term
Value Proposition
Calyon Securities
Utility & Energy Merchant
Conference
New York, NY
December 1, 2005

2005 Calyon Conference, December 1, 2005

Important Note to Investors
Forward Looking Statements
Statements in this presentation that are not historical facts, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections, may be “forward-looking statements” as defined in the Private
Securities Litigation Reform Act of 1995.  Forward-looking statements involve matters that are not historical facts and because these statements involve anticipated events or conditions, forward-looking statements often include words such as "anticipate," "assume," "can," "could," "estimate," "expect," "forecast," "indicate," "intend," "may," "plan,"
"predict," "project,” "future," "seek," "should," "target," "will," "would," or similar expressions. Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. While we believe that our expectations are reasonable in view of the currently available information, our expectations are subject to future events, risks and uncertainties, and there are several factors - many beyond our control - that could cause results to differ significantly from our expectations. Such events, risks and uncertainties include, but are not limited to, changes in price, supply and demand for natural gas and related products, impact of changes in state and federal legislation and regulation, actions taken by government agencies on rates and other matters,  concentration of credit risk, utility and energy industry consolidation, impact of acquisitions and divestitures, direct or indirect effects on AGL Resources' business, financial condition or liquidity resulting from a change in our credit ratings or the credit ratings of our counterparties or competitors, interest rate fluctuations, financial market conditions and general economic conditions, uncertainties about environmental issues and the related impact of such issues, impacts of changes in weather upon the temperature-sensitive portions of the business, impacts of natural disasters such as hurricanes upon the supply or price of gas, acts of war or terrorism, and other factors which can be found in our filings with the Securities and Exchange Commission.  Forward-looking statements are only as of the date they are made, and we do not undertake any obligation to update these statements to reflect subsequent changes.
Management does not affirm or update earnings guidance during private and one-on-one meetings with investors, but only updates or confirms earnings guidance through public disclosure and filing with the Securities and
Exchange Commission.  Earnings guidance is only effective as of the date it is given.  The company further disclaims any duty to update its guidance.

2005 Calyon Conference, December 1, 2005

Important Note to Investors
Non-GAAP Measures
Company management evaluates segment financial performance based on earnings before interest and taxes
(EBIT), which includes the effects of corporate expense allocations.  EBIT is a non-GAAP (accounting principles generally accepted in the United States of America) financial measure.  Items that are not included in EBIT are financing costs, including debt and interest expense, income taxes and the cumulative effect of changes in accounting principles.  The company evaluates each of these items on a consolidated level and believes EBIT is a useful measurement of our performance because it provides information that can be used to evaluate the effectiveness of our businesses from an operational perspective, exclusive of the costs to finance those activities and exclusive of income taxes, neither of which is directly relevant to the efficiency of those operations.
Operating margin is a non-GAAP measure calculated as revenues minus cost of gas, excluding operation and maintenance expense, depreciation and amortization, and taxes other than income taxes.  These items are included in the company’s calculation of operating income.  The company believes operating margin is a better indicator than operating revenues of the contribution resulting from customer growth, since cost of gas is generally passed directly through to customers.
EBIT and operating margin should not be considered as alternatives to, or more meaningful indicators of, the company’s operating performance than operating income or net income as determined in accordance with GAAP.  In addition, the company’s EBIT or operating margin may not be comparable to similarly titled measures of another company.

2005 Calyon Conference, December 1, 2005

Who We Are …
•
Largest natural gas distribution company in Southeast and
Mid-Atlantic based on number of customers
•
Market capitalization of $2.7 billion
•
$6.1 billion in assets
•
Primarily a regulated business; focused on gas only
•
Strategic niche player in non-utility businesses:  asset
management; retail marketing; wholesale dark fiber
•
Experienced, stable and ethical management team
•
Active, engaged board of directors
•
Value-oriented investment

The Platform

- 2.3 million customers – scale to succeed
- Florida to New Jersey geographic footprint
- Manage77 Bcf of storage

Columbia Pipeline
East Tennessee Pipeline
Sonat Pipeline
Transco Pipeline
Sequent
Jefferson Island Storage & Hub
FGT Pipeline
Elizabethtown Gas
Elkton Gas
Virginia Natural Gas
Chattanooga Gas
Atlanta Gas Light
SouthStar
Florida City Gas

State	Customers (000s)
GA	1,538
NJ	266
VA	260
FL	103
TN	61
MD	6
Total	2,234

AGL Resources

2005 Calyon Conference, December 1, 2005

Premier East Coast Gas Operations

2005 Calyon Conference, December 1, 2005

Regulatory Compact Fosters
Annuity-Like Earnings
•
Stay-outs in Georgia (5 years) and New Jersey (5-year rate freeze with 75% sharing in years 4 and 5)
•
Straight fixed variable rates in Georgia
•
Pipeline replacement program (PRP) in Georgia; applied for in New
Jersey
•
Weather normalization programs (WNA) in New Jersey, Tennessee and Virginia
•
PGA adjustment for bad debt in Tennessee
•
Sequent asset manager for all utilities

1,200
1,000
800
600
400
200
-
1,038
518
1,023
2004*
2005
AGL
NUI

$400
$350
$300
$250
$200
$150
$100
$50
$0
$152
$302
$160
$38
2004*
2005E
Q3 2005
AGL
NUI

	Orders/Day/Employee		Appointment Attainment	
	Jan 2005	Sept 2005	Jan 2005	Sept 2005
AGL Resources (Excluding NUI)	13.8	13.5	95.7%	96.1%
NUI (Post Acquisition)	9.4	14.1	95.7%	97.1%

2005 Calyon Conference, December 1, 2005

O&M per Customer
•
Numbers are on a fiscal year basis.
•
NUI is for 2003.
•
Expected YTD 2005 is an annualized amount based on consolidated
AGL YTD 3rd  quarter 2005 O&M per customer of $120.
Customers per Employee
•
Numbers are on a fiscal year basis, except NUI (12/04)
•
2005 as of 9/30/05 and assumes approximately 90% of AGL Services
Company personnel support Distribution Operations in 2005.
Annualized equals a
run rate of $152 O&M
per customer
Distribution Operations Metrics:
“Faster, Better, Cheaper”

2005 Calyon Conference, December 1, 2005

    Infrastructure
•
Delays in infrastructure
development
•
LNG permitting process
exhaustive
•
States have favored short-term
capacity contracts
Regulation
•
Natural gas competitiveness
•
Synergies from
mergers/acquisitions
•
Cost of service regulation
•
Service quality issues for
customers
Economic Worries
•
Imbalance of supply and demand
for natural gas equals higher
price
•
Viability of LDCs & munis
Diversity of Supply
•
Gulf Coast dependence
•
Lack of access to additional
supply in the Rockies, Alaska and
offshore reserves
•
LNG imports
National and State
Issues Facing LDCs

2005 Calyon Conference, December 1, 2005

Economic Worries
•
Energy conservation programs
•
Asset management sharing
mechanisms
•
Mergers and acquisitions to
improve financial market
condition
        Innovative Regulation
•
Use of technology and
standardization to contain costs
•
M&A
•
New regulatory mechanisms
(PBRs, WNA)
•
Bad debt recovery and gas cost
mechanisms
•
Performance standards
Infrastructure
•
Realignment of pipeline portfolio
•
East coast and Elba site
possibilities
•
Approved/proposed pipeline
replacement programs
•
Solutions apart from traditional
capacity route
Diversity of Supply
•
Federal and state supply diversity
legislation
•
Storage infrastructure and
alternative supply sourcing
•
Long-term capacity supply
planning
AGL Resources’
Solutions

©
A
Andrew W. Evans
Senior Vice President and Chief Financial Officer
Calyon Securities
Utility & Energy Merchant
Conference
New York, NY
December 1, 2005
Delivering On Our Long-Term
Value Proposition

Others
8%
Marketer C
12%
GNG
31%
Marketer B
16%
Marketer A
27%

AGL Resources

2005 Calyon Conference, December 1, 2005

Revenues in 2005 approaching $1 billion
Approx. 75 Bcf of gas sales expected in
2005
One of the largest portfolios of pipeline
and storage assets in the southeast
Serves more than one-half million
residential, commercial and industrial
customers
Largest Georgia marketer with more than
35% market share
Approximately 10% market share
advantage vs. nearest deregulated
competitor in Georgia
•
Operates in a four-state region
including GA, TN, NC and SC
•
Operates under the following trade
names:
▪
GA – Georgia Natural Gas
▪
SC, NC – Piedmont Energy
▪
TN – SouthStar Energy
SouthStar Energy Services (SSE)
One of the Largest Deregulated Retail Natural Gas
Companies in U.S.

2005 Calyon Conference, December 1, 2005

Counterparty Credit Ratings
As a Percent of Credit Exposure
Business Focus
–
Asset Management: Capture value from idle or underutilized transportation and storage assets - for both affiliates and non-affiliates
–
Wholesale Trading and Marketing: primarily with load-serving entities (LDC's, integrated electrics/utilities, industrials)
–
Origination: Selectively seek third-party asset management
–
Producer Services: Aggregate natural gas supply from small and medium size producers
Market Focus
–
Primary markets include the Southeast, Mid-West, Mid-Atlantic and Northeast regions.  NUI extends footprint further into Northeast
Risk Management
–
Principally an arbitrage business with net flat book Single commodity: natural gas
–
Strong portfolio credit quality and no credit losses to date
EBIT for Calendar Year Ended December 31, **
–
2000 - $0 (Sequent formed in 2001)
–
2001 - $7 million
–
2002 - $9 million
–
2003 - $20 million
–
2004 - $24 million
Credit Exposure by
Counterparty Type
Note: Ratings include internally assigned ratings
for non-rated counterparties.
** Source: EBIT from respective SEC Form 10-K
Sequent Energy Management
Defined Approach to Marketing, Asset
Management, and Risk Management

2005 Calyon Conference, December 1, 2005

Strategic Energy Investments
Jefferson Island Storage & Hub (JISH)
•
Acquired in Oct. 2004, JISH is a
strategically located salt-cavern storage
facility located 10 miles northeast of
Henry Hub; working gas capacity of 7.2
MMDth
•
Facility was accretive to earnings from
day one
•
Expanding inventory cycle from 10- to
12-turn.
•
Fully subscribed with diverse portfolio of
customers; currently evaluating bids for
capacity expiring in Spring 2006 (1.4
MMDth)
•
Soliciting customer interest for capacity
in two additional caverns
•
Navigated hurricanes successfully
Pivotal Propane of Virginia
•
Improves system reliability and serves
peak demand in Virginia
•
Rates allow capital recovery of 10.9%

[redacted]

$500
$400
$300
$200
$100
$-
$(100)
EBIT ($ in millions)
2001
2002
2003
2004
2005E
Calendar Year ended December 31
Corporate
Distribution Operations
Retail Energy
Wholesale Services
Energy Investments

[redacted]

2005 Calyon Conference, December 1, 2005

Strong Regulated Asset Base
and Earnings
Distribution Operations earnings represent over
76% of consolidated EBIT
December 2005 (Expected)
Consolidated Assets by Segment
Earnings Growth By Segment
Sequent’s total assets include receivables that net
against payables as of December 31, 2005

EPS
$2.75
$2.50
$2.25
$2.00
$1.75
$1.50
$1.25
$1.36
$1.54
$1.84
$1.95
$2.18
$2.35
$0.10
$2.45
$0.10
2000A
2001A
2002A
2003A
2004A
2005P
2006P

AGL Resources

2005 Calyon Conference, December 1, 2005

AGL Resources Core EPS*
2000-2006
*Basic earnings per share excluding 12-cents in adjustments related to a lower effective tax rate as compared to statutory rates, acceleration of gains on economically-hedged storages, property sales, charitable contributions and NUI and Jefferson Island contribution adjustments related to higher outstanding shares in 2004;  an 8-cent gain on the sale of the Caroline Street campus, net of the donation of the proceeds to a charitable organization in 2003; a 13-cent gain on the sale of Utilipro in 2001; and a 4-cent gain on certain items in 2000. Our basic earnings per share were $2.30 in 2004, $2.03 in 2003, $1.67 in 2001 and $1.40 in 2000.
Note:  Revised 2005 guidance of $2.35 to $2.45 was provided on October 27, 2005.  2006 guidance was provided on November 11,
2005.

$500
$400
$300
$200
$100
$0
FFO
2003
2004
2005P
2006P
2007P
2008P
2009P
70
113
36
45
75
169
40
95
101
226
23
47
116
172
13
30
121
170
14
31
128
164
13
38
135
152
18
45
PRP
ERC
Other Cap Ex
Dividends*

AGL Resources

2005 Calyon Conference, December 1, 2005

Cash Flow Projections
Excess cash available
for debt pay-down,
dividend increases or
growth initiatives
A Strong Long-Term Outlook Due to the Extension of PRP Rider
Program and Completion of ERC Rider Program
‘05-’09 FFO
CAGR = 7.7%
Assumes 5% dividend increase 2007-2009
($MM)
Does not include
potential Jefferson
Island Storage
expansion

20
18
16
14
12
10
ATG
Peers
15.8
16.2
15.2
16.2
14.1
15.1
Trailing 12-Months
2005 P/E (x)
2006 P/E (x)

6%
4%
2%
0%
4.2%
4.3%
1.6%
2.0%
Dividend Yield
ATG
Peers
S&P500
DJIA

AGL Resources

2005 Calyon Conference, December 1, 2005

Notes:
1.
LDC Peer Group includes ATO, GAS, LG, NJR, NWN, PGL, PNY, and WGL
2.
P/E based on closing stock prices on November 8, 2005 and First Call consensus as of November 8, 2005
3.
Yield as of November 28, 2005
Dividend Yield
P/E
ATG Valuation

25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
Dividend Yield
Increase in Core EPS
16.5%
20.9%
9.8%
14.3%
10.9%
10.2%
2001A
2002A
2003A
2004A
2005P
2006P

AGL Resources

2005 Calyon Conference, December 1, 2005

Compounded Annual
Growth of Core EPS:
(2000-2004) = 12%
(2002-2006P) = 8%
Shareholder Return by Core EPS